SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 26, 2003

DENDRITE INTERNATIONAL, INC.

_________________

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telphone number, including area code	(973) 425-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

                Dendrite International, Inc. has entered into the agreements described in the attached Exhibit Index and is filing such agreements herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

10.37	Indemnification Agreement, dated as of April 6, 2001, between Dendrite International, Inc. and Patrick J. Zenner.

10.38	Retirement Agreement and General Release, dated as of June 30, 2002, between Dendrite International, Inc. and George Robson.

10.39	November 2002 Amendment to Credit Agreement, dated as of November 6, 2001, between Dendrite International, Inc. and The Chase Manhattan Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2003	DENDRITE INTERNATIONAL, INC. By: CHRISTINE A. PELLIZARI —————————————— Name: Christine A. Pellizari Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.37	Indemnification Agreement, dated as of April 6, 2001, between Dendrite International, Inc. and Patrick J. Zenner.

10.38	Retirement Agreement and General Release, dated as of June 30, 2002, between Dendrite International, Inc. and George Robson.

10.39	November 2002 Amendment to Credit Agreement, dated as of November 6, 2001, between Dendrite International, Inc. and The Chase Manhattan Bank, N.A.